UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21727
                                                    -----------

                        First Trust Mortgage Income Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: April 30, 2016
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST                                                           BROOKFIELD

                                  FIRST TRUST
                           MORTGAGE INCOME FUND (FMY)

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  11
Statement of Operations.....................................................  12
Statements of Changes in Net Assets.........................................  13
Statement of Cash Flows.....................................................  14
Financial Highlights........................................................  15
Notes to Financial Statements...............................................  16
Additional Information......................................................  22

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2016

Dear Shareholders:

Thank you for your investment in First Trust Mortgage Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite of the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
"AT A GLANCE"
AS OF APRIL 30, 2016 (UNAUDITED)



--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                          FMY
Common Share Price                                                      $14.49
Common Share Net Asset Value ("NAV")                                    $15.57
Premium (Discount) to NAV                                                (6.94)%
Net Assets Applicable to Common Shares                             $65,609,788
Current Monthly Distribution per Common Share (1)                       $0.075
Current Annualized Distribution per Common Share                        $0.900
Current Distribution Rate on Closing Common Share Price (2)               6.21%
Current Distribution Rate on NAV (2)                                      5.78%
--------------------------------------------------------------------------------


--------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------
                 Common Share Price       NAV
4/15                    14.84            16.55
                        14.87            16.51
                        14.75            16.54
                        14.75            16.58
                        14.74            16.59
5/15                    14.73            16.53
                        14.51            16.54
                        14.50            16.51
                        14.35            16.47
6/15                    14.19            16.52
                        14.18            16.44
                        14.31            16.46
                        14.45            16.44
                        14.34            16.42
7/15                    14.65            16.38
                        14.61            16.28
                        14.39            16.26
                        14.40            16.22
8/15                    14.42            16.24
                        14.36            16.16
                        14.38            16.17
                        14.30            16.17
9/15                    14.34            16.15
                        14.38            16.04
                        14.44            16.08
                        14.55            16.04
                        14.54            16.06
10/15                   14.58            16.05
                        14.36            15.99
                        14.36            15.99
                        14.50            15.98
11/15                   14.54            15.98
                        14.52            15.92
                        14.38            15.92
                        14.43            15.89
                        14.63            15.89
12/15                   14.54            15.88
                        14.54            15.81
                        14.08            15.79
                        14.19            15.76
1/16                    14.40            15.75
                        14.40            15.68
                        14.36            15.64
                        14.15            15.56
2/16                    14.24            15.57
                        14.31            15.51
                        14.44            15.52
                        14.43            15.52
3/16                    14.45            15.54
                        14.48            15.49
                        14.50            15.49
                        14.51            15.49
                        14.46            15.55
4/16                    14.49            15.57

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual Total Return
                                                                             ----------------------------------------------------
                                             6 Months Ended   1 Year Ended   5 Years Ended   10 Years Ended   Inception (5/25/05)
                                                4/30/16         4/30/16         4/30/16         4/30/16           to 4/30/16
FUND PERFORMANCE (3)
NAV                                              0.36%           0.80%           3.40%           6.31%               5.98%
Market Value                                     2.82%           4.61%           0.82%           7.13%               4.84%

INDEX PERFORMANCE
Barclays Capital U.S. MBS: Agency
   Fixed Rate MBS Index                          1.97%           2.56%           3.07%           4.90%               4.57%
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------
Weighted Average Duration                       0.57
Weighted Average Life (Years)                   5.22
--------------------------------------------------------


--------------------------------------------------------
                                             % OF TOTAL
ASSET CLASSIFICATION                         INVESTMENTS
--------------------------------------------------------
Mortgage-Backed Securities                        80.30%
U.S. Government Agency Mortgage-Backed
   Securities                                     18.01
Asset-Backed Securities                            1.69
--------------------------------------------------------
                                      Total      100.00%
                                                 =======

--------------------------------------------------------
                                             % OF TOTAL
SECURITY TYPE                                INVESTMENTS
--------------------------------------------------------
Adjustable Rate Securities                        58.28%
Fixed Rate Securities                             34.94
Interest-Only Securities                           6.78
--------------------------------------------------------
                                      Total      100.00%
                                                 =======


--------------------------------------------------------
                                              % OF TOTAL
                                            FIXED-INCOME
CREDIT QUALITY (4)                           INVESTMENTS
--------------------------------------------------------

AAA                                               24.15%
AA+                                               16.01
AA                                                 4.81
AA-                                               13.29
A+                                                 9.97
A                                                  1.85
A-                                                 1.62
BBB                                                2.82
BBB-                                               0.82
BB+                                                1.47
BB                                                 2.41
BB-                                                0.68
B+                                                 1.17
B                                                  3.51
CCC+                                               1.11
CCC                                                7.74
CCC-                                               0.15
CC                                                 4.80
D                                                  1.54
NR                                                 0.08
--------------------------------------------------------
                                      Total      100.00%
                                                 =======


(1) Most recent distribution paid or declared through 4/30/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings, DBRS, Inc., Kroll Bond Rating Agency, Inc., Morningstar Credit Ratings, LLC, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not Rated

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

                                  SUB-ADVISOR

Brookfield Investment Management Inc. (the "Sub-Advisor") is an SEC-registered investment adviser providing public securities strategies including global listed real estate and infrastructure equities as well as corporate credit and securitized credit. With over $16 billion of assets under management as of March 31, 2016, the Sub-Advisor manages institutional separate accounts, registered funds and other investment products for clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. Headquartered in New York, NY, the Sub-Advisor and its affiliates also maintain offices in Boston, Chicago, London and Toronto. The Sub-Advisor is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc., a leading global alternative asset manager with $240 billion of assets under management as of March 31, 2016. Please see Note 6 - Subsequent Events relating to the portfolio management team of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

ANTHONY BREAKS, CFA - MANAGING DIRECTOR
CHRIS WU - DIRECTOR

                                   COMMENTARY

FIRST TRUST MORTGAGE INCOME FUND

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities ("MBS") representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Sub-Advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

The Fund's assets are primarily mortgage-backed securities. Currently, we see value in selective parts of the Agency guaranteed market and broad value across many varieties of non-Agency securities. Non-Agency securities have an advantage currently because they typically benefit from improvements in employment, increasing home prices, and greater consumer spending on lower gasoline prices. Non-Agency securities also have more differentiated characteristics in terms of structure and collateral. We believe this differentiation creates more market inefficiencies of which we can take advantage for outperformance and income improvement. Market volatility remained high through the fourth quarter of 2015 and first quarter of 2016. Subprime and Option Adjustable-Rate Mortgage ("ARM") securities were most sensitive to the risk-off sentiment. Commercial Mortgage-Backed Securities ("CMBS") also showed particular sensitivity due to more supply from new issuance and expanded credit terms that we might compare with leveraged corporate securities. Leveraged corporate securities staged an impressive rally in March to close the first quarter of 2016 with a gain. Securitized products lagged this broader rally in risk markets and we took that as an opportunity to purchase more credit-oriented bonds.

For the consumer, gas prices remain low, and at the lower end of the labor market there appears to be some signs of wage inflation. These are positive fundamental indicators for consumer and mortgage-related securities, in our opinion.

In our view, with the support of some good, although not great, economic data, a forward view for interest rates of "lower, longer", is more likely to mean a lower-than-expected limit to the longer-end of the yield curve as opposed to zero short-term interest rates for a prolonged period of time. We have seen forward rate expectations decline most quarters since mid-2013, and this has certainly held back some of the potential for price appreciation and performance, given many of our securities are indexed to floating-rate benchmarks. We now believe these securities offer value, in light of low forward rate expectations.

Residential delinquency rates have also continued to decline. According to the Mortgage Bankers Association, the total delinquency rate as of the fourth quarter of 2015 was 4.77%. The delinquency rate reached the lowest level since the third quarter of 2006, down more than 50% from the peak of 2010. CMBS delinquency rates at the end of 2015 were 5.2%, according to Trepp, which is half of the 10.6% peak seen in 2012.

Residential mortgage credit provision remains quite limited due to regulatory obstacles. Outside of Agency guaranteed mortgage instruments, there has been little MBS issuance. With the implementation of new mortgage disclosure requirements, banks and lenders have struggled to implement new systems. As a result, origination has declined, and the time to close a loan has increased. In addition, we believe the new rules and penalties are likely to result in a modestly tighter credit environment. Most mainstream mortgage loans continue to find a home on bank balance sheets, given the preferential regulatory treatment for cleaner, larger balance mortgage loans. This lack of supply continues to provide a supportive technical backdrop for MBS generally, and specifically for non-Agency MBS.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------
                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

Home prices, as measured by CoreLogic, have continued to increase. CoreLogic's Home Price Index, including distressed sales, increased 5.4% in 2015 and 2.72% during the first quarter of 2016. Notably, this was ahead of most expectations. Even with more of the new housing entrants as renters, and with more limited income growth and tight credit, the influx of foreign buyers for stable U.S. dollar ("USD") assets, has been a benefit to many housing markets. An increase in home prices results in lower loan-to-value ratios, which equates to a borrower regaining lost equity, bringing them closer to meeting today's tighter lending standards. Higher leverage has been an impediment to both refinancing and to relocation so lower loan-to-value ratios can result in higher prepayment speed. Given current conditions, we anticipate home prices will continue to improve, albeit at the more stable 4% to 5% per annum rate.

The commercial real estate market is quite different from the residential market. While residential real estate and the U.S. consumer are now stabilizing after deleveraging, commercial real estate is in a releveraging cycle. The RCA Commercial Property Price Index tracking major markets across the United States shows a significant 12% increase for 2015. The influx of foreign money for commercial real-estate in top-tier markets has been significant, pushing these markets well above the pre-crisis peak in prices. We are concerned that more recent real-estate performance is likely to be much more tempered going forward, and in light of the more curbed financing availability, that problems may become more observable.

We believe the pricing for risk may not be adequate for more recently issued subordinated securities from multi-borrower CMBS deals, particularly given a market that is well into a releveraging phase. In fact, many of these post 2010 vintage subordinated securities have widened 300-400 basis points in early 2016. That said, the Fund's seasoned CMBS holdings, have benefitted from the appreciation in the real-estate markets and we continue to see selected opportunity in the legacy market.

PERFORMANCE ANALYSIS

For the six-month period ended April 30, 2016, the Fund had a total return1 of 0.36% based on net asset value ("NAV"). For the period, the Fund traded from a discount to NAV of -9.16% to a discount to NAV of -6.94%, resulting in a total return1 of 2.82%, based on market price. During the period, the Fund's benchmark, the Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index returned 1.97%.

As of April 30, 2016, the Fund held approximately 18% in U.S. Government Agency MBS, approximately 80% in non-Agency MBS and less than 2% in Asset-Backed Securities. Approximately 35% of the bonds were fixed-rate holdings, approximately 58% were Adjustable-Rate Securities, and approximately 7% were Interest-Only (IO) securities. The Fund's leverage was relatively low at 7.1% of managed assets, given that the Fund may utilize leverage in an amount up to 33.33% of managed assets. Leverage contributed positively to the Fund's performance during the reporting period. Borrowing costs were approximately 66 basis points annualized, which is well below the returns we achieved on the bonds we borrowed against.

On an NAV basis, the Fund underperformed its benchmark. Interest rates rallied significantly over the past six months with the 10-Year U.S. Treasury rate dropping by about 30 basis points. This contributed to the benchmark's 1.97% return over the six months, mostly due to duration return. However, the Fund maintained a lower duration, which makes it much less sensitive to interest rate moves.

The Agency MBS part of the portfolio generated 42 basis points of gross return for the Fund as a whole, or approximately 2.4% returns for agency holdings. The Fund's agency holdings outperformed the benchmark during this period mainly due to solid performance of IO securities. Even though lower interest rates tend to increase the risk of fast prepayments for IOs and decrease their value, prepayment speeds were relatively stable during the six-month period, which helped IOs hold value. The Fund maintains a certain percentage of Agency derivatives to offset the duration of fixed-rate securities. We believe this will benefit the Fund should rates rise in the future.

Non-Agency securities, comprising more than 70% of the Fund, experienced a tough period for securitized credit. Non-Agency Residential Mortgage-Backed Securities ("RMBS") and CMBS contributed a combined 39 basis points for the Fund as a whole. Some of the underperformance came from subprime and option ARM securities which will tend to trade with more sensitivity to risk markets. With market sentiment improved and collateral performance improving, we expect to recover the first quarter price declines in the coming months. The volatility has created some attractive trading opportunities and we expect to see more opportunities this year.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2016 and subject to change based on subsequent developments.

-----------------------------

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY         VALUE
---------------  -------------------------------------------------------    ----------    ----------   ---------------
MORTGAGE-BACKED SECURITIES - 76.2%

                 COLLATERALIZED MORTGAGE OBLIGATIONS - 55.1%
                 Accredited Mortgage Loan Trust
$       454,681     Series 2003-2, Class A1.............................       4.98%       10/01/33    $       465,541
                 ACE Securities Corp. Home Equity Loan Trust
      1,114,741     Series 2006-ASAP6, Class A2D (a)....................       0.66%       12/25/36            583,078
                 Banc of America Mortgage Trust
         55,289     Series 2002-L, Class 1A1 (a) (b)....................       2.50%       12/01/32             48,501
                 Chase Mortgage Finance Trust
        318,166     Series 2007-A1, Class 1A3 (a).......................       2.81%       02/01/37            314,258
                 Citigroup Mortgage Loan Trust
        964,938     Series 2012-7, Class 10A2 (a) (c)...................       2.74%       09/01/36            874,397
                 Countrywide Alternative Loan Trust
         63,853     Series 2007-11T1, Class A37 (b) (d).................      37.39%       05/25/37            147,342
                 Countrywide Asset-Backed Certificates
        302,814     Series 2006-S8, Class A6............................       5.51%       04/01/36            300,614
                 Countrywide Home Loan Mortgage Pass-Through Trust
        701,860     Series 2003-46, Class 2A1 (a).......................       2.86%       01/01/34            694,926
        449,226     Series 2006-21, Class A8............................       5.75%       02/01/37            412,958
        725,531     Series 2006-HYB5, Class 3A1A (a)....................       2.76%       09/01/36            639,570
                 Credit Suisse First Boston Mortgage Securities Corp.
        396,044     Series 2004-AR2, Class 1A1 (a)......................       3.06%       03/01/34            388,646
        923,925     Series 2004-AR8, Class 6A1 (a)......................       2.54%       09/01/34            913,761
                 DSLA Mortgage Loan Trust
        986,599     Series 2004-AR3, Class 2A2A (a).....................       0.81%       07/19/44            953,371
      1,023,716     Series 2007-AR1, Class 2A1A (a).....................       0.58%       04/19/47            817,601
                 GMAC Mortgage Corporation Loan Trust
        210,658     Series 2004-AR1, Class 22A (a)......................       3.24%       06/01/34            204,920
                 GSR Mortgage Loan Trust
        273,317     Series 2005-AR1, Class 4A1 (a)......................       2.52%       01/01/35            263,567
                 Harborview Mortgage Loan Trust
        590,680     Series 2004-6, Class 3A1 (a)........................       3.02%       08/01/34            563,976
                 Home Equity Asset Trust
        520,000     Series 2005-9, Class M1 (a).........................       0.85%       04/25/36            424,858
                 Irwin Home Equity Loan Trust
        484,472     Series 2006-3, Class 2A2 (c)........................       5.83%       09/01/37            490,310
                 IXIS Real Estate Capital Trust
      1,236,529     Series 2007-HE1, Class A3 (a).......................       0.60%       05/25/37            441,580
                 JP Morgan Mortgage Trust
      1,623,763     Series 2005-ALT1, Class 4A1 (a).....................       2.81%       10/01/35          1,497,610
        799,024     Series 2006-A2, Class 4A1 (a).......................       2.72%       08/01/34            802,535
        127,682     Series 2006-A2, Class 5A3 (a).......................       2.68%       11/01/33            128,276
                 JP Morgan Re-REMIC
        680,303     Series 2009-7, Class 12A1 (c).......................       6.25%       01/01/37            701,515
                 MASTR Asset Backed Securities Trust
      1,057,072     Series 2006-HE5, Class A3 (a).......................       0.60%       11/25/36            629,681
      1,550,231     Series 2006-NC2, Class A3 (a).......................       0.55%       08/25/36            762,248
        707,606     Series 2006-NC2, Class A5 (a).......................       0.68%       08/25/36            358,142


                        See Notes to Financial Statements                 Page 5

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY         VALUE
---------------  -------------------------------------------------------    ----------    ----------   ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                 Mellon Residential Funding Corp.
                    Mortgage Pass-Through Trust
$       509,343     Series 2001-TBC1, Class A1 (a)......................       1.13%       11/15/31    $       475,615
        445,350     Series 2002-TBC2, Class A (a).......................       1.29%       08/15/32            423,645
                 Morgan Stanley Mortgage Loan Trust
        375,761     Series 2004-7AR, Class 2A6 (a)......................       2.61%       09/01/34            368,170
                 Nomura Asset Acceptance Corporation
        906,124     Series 2004-AR4, Class M1 (a).......................       1.04%       12/25/34            847,738
                 Nomura Resecuritization Trust
      1,173,230     Series 2015-6R, Class 2A4 (a) (c)...................       7.82%       01/02/37            892,593
                 Provident Funding Mortgage Loan Trust
        222,923     Series 2005-1, Class 1A1 (a)........................       2.85%       05/01/35            222,576
                 Residential Accredit Loans, Inc.
        205,277     Series 2006-QO1, Class 2A1 (a)......................       0.71%       02/25/46            120,597
                 Saxon Asset Securities Trust
      1,143,194     Series 2007-2, Class A2D (a)........................       0.74%       05/25/47            798,487
                 Springleaf Mortgage Loan Trust
        850,000     Series 2013-3A, Class M3 (c)........................       5.00%       09/01/57            859,020
                 Structured Adjustable Rate Mortgage Loan Trust
        617,147     Series 2004-2, Class 4A2 (a)........................       2.82%       03/01/34            603,621
                 Thornburg Mortgage Securities Trust
        501,190     Series 2003-4, Class A1 (a).........................       1.08%       09/25/43            484,234
                 Towd Point Mortgage Trust
        977,777     Series 2015-2, Class 2A1 (a) (c)....................       3.75%       11/01/57          1,008,042
                 Wachovia Mortgage Loan Trust, LLC
        415,090     Series 2006-A, Class 3A1 (a)........................       2.87%       05/01/36            395,760
                 WaMu Mortgage Pass-Through Certificates
        270,497     Series 2003-AR5, Class A7 (a).......................       2.61%       06/01/33            273,081
        700,619     Series 2004-AR1, Class A (a)........................       2.77%       03/01/34            702,676
        751,660     Series 2004-AR10, Class A1B (a).....................       0.86%       07/25/44            716,805
        591,465     Series 2004-AR13, Class A1A (a).....................       1.16%       11/25/34            536,575
        786,217     Series 2005-AR1, Class A1A (a)......................       1.08%       01/25/45            737,962
      1,114,669     Series 2005-AR11, Class A1A (a).....................       0.76%       08/25/45          1,032,172
      1,058,110     Series 2005-AR6, Class 2A1A (a).....................       0.67%       04/25/45            993,919
        473,145     Series 2005-AR9, Class A1A (a)......................       1.08%       07/25/45            447,737
        796,851     Series 2006-AR2, Class 1A1 (a)......................       2.51%       03/01/36            727,560
                 Washington Mutual Alternative Mortgage
                    Pass-Through Certificates
         38,672     Series 2007-5, Class A11 (b) (d)....................      36.85%       06/25/37             94,477
                 Washington Mutual MSC Mortgage
                    Pass-Through Certificates
        582,052     Series 2004-RA1, Class 2A...........................       7.00%       03/01/34            611,453
                 Wells Fargo Mortgage Backed Securities Trust
        559,198     Series 2003-H, Class A1 (a).........................       2.74%       09/01/33            556,962
        405,849     Series 2004-A, Class A1 (a).........................       2.83%       02/01/34            403,990
      1,457,348     Series 2004-R, Class 1A1 (a)........................       2.74%       09/01/34          1,471,630
        368,083     Series 2004-S, Class A1 (a).........................       2.76%       09/01/34            375,041
        750,651     Series 2004-Y, Class 1A2 (a)........................       2.81%       11/01/34            742,142
        354,932     Series 2005-AR10, Class 2A17 (a)....................       2.82%       06/01/35            359,865


Page 6                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY         VALUE
---------------  -------------------------------------------------------    ----------    ----------   ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                 Wells Fargo Mortgage Backed Securities Trust (Continued)
$       730,168     Series 2005-AR16, Class 1A1 (a).....................       2.86%       08/01/33    $       749,545
        352,791     Series 2005-AR3, Class 2A1 (a)......................       2.76%       03/01/35            355,367
        555,468     Series 2005-AR8, Class 1A1 (a)......................       2.88%       06/01/35            563,192
        676,552     Series 2006-13, Class A5............................       6.00%       10/01/36            689,132
        249,910     Series 2007-16, Class 1A1...........................       6.00%       12/04/37            259,243
        347,959     Series 2007-2, Class 1A13...........................       6.00%       03/01/37            341,911
         87,851     Series 2007-8, Class 2A2 (b)........................       6.00%       07/01/37             86,727
                                                                                                       ---------------
                                                                                                            36,153,044
                                                                                                       ---------------
                 COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.1%
                 Banc of America Commercial Mortgage Trust
      1,000,000     Series 2006-6, Class AJ.............................       5.42%       10/01/45            995,220
        650,000     Series 2007-3, Class AJ, STRIP......................       5.54%       06/01/49            647,379
                 Bayview Commercial Asset Trust
        631,355     Series 2004-2, Class A (a) (c)......................       0.87%       08/25/34            578,910
                 BXHTL Mortgage Trust
        800,000     Series 2015-JWRZ, Class B (a) (c)...................       2.13%       05/15/29            788,962
                 Carefree Portfolio Trust
      1,250,000     Series 2014-CARE, Class B (a) (c)...................       2.28%       11/15/19          1,249,007
                 Citigroup Commercial Mortgage Trust
      1,525,000     Series 2014-388G, Class B (a) (c)...................       1.48%       06/15/33          1,524,892
                 COMM Mortgage Trust
        150,000     Series 2007-C9, Class AJ............................       5.65%       12/01/49            150,473
      1,000,000     Series 2014-KYO, Class B (a) (c)....................       1.74%       06/11/27            995,178
                 Greenwich Capital Commercial Funding Corp.
        700,000     Series 2007-GG11, Class AJ..........................       6.03%       12/01/49            691,182
                 Hudsons Bay Simon JV Trust
        510,000     Series 2015-HBFL, Class DFL (a) (c).................       4.09%       08/05/34            507,457
                 Hyatt Hotel Portfolio Trust
      1,040,000     Series 2015-HYT, Class B (a) (c)....................       2.13%       11/15/29          1,030,171
                 JP Morgan Chase Commercial Mortgage Securities Corp
        222,650     Series 2007-CB18, Class A4..........................       5.44%       06/01/47            226,724
                 LB-UBS Commercial Mortgage Trust
        210,000     Series 2007-C1, Class AJ............................       5.48%       02/11/40            209,007
        835,000     Series 2007-C1, Class AM............................       5.46%       02/11/40            847,454
        440,000     Series 2007-C2, Class AM............................       5.49%       02/11/40            446,965
        200,000     Series 2007-C6, Class AJ (a)........................       6.32%       07/11/40            198,805
                 Morgan Stanley Capital I Trust
        540,000     Series 2007-T25, Class AM...........................       5.54%       11/01/49            550,281
                 UBS-Barclays Commercial Mortgage Trust
     15,127,274     Series 2013-C5, Class XA, IO (a) (c)................       1.07%       03/01/46            814,129
                 Wachovia Bank Commercial Mortgage Trust
        740,000     Series 2007-C30, Class AJ...........................       5.41%       12/01/43            729,425
        650,000     Series 2007-C33, Class AJ, STRIP....................       6.15%       02/01/51            642,834
                                                                                                       ---------------
                                                                                                            13,824,455
                                                                                                       ---------------
                 TOTAL MORTGAGE-BACKED SECURITIES....................................................       49,977,499
                 (Cost $50,709,955)                                                                    ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY         VALUE
---------------  -------------------------------------------------------    ----------    ----------   ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 17.1%

                 COLLATERALIZED MORTGAGE OBLIGATIONS - 6.1%
                 Federal Home Loan Mortgage Corp.
$     1,357,001     Series 2807, Class SB, IO (d).......................       7.02%       11/15/33    $       210,758
         13,874     Series 3195, Class SX (b) (d).......................      43.33%       07/15/36             58,605
      1,072,341     Series 3619, Class EI, IO (b).......................       4.50%       05/01/24             35,517
        735,957     Series 3692, Class PS, IO (b) (d)...................       6.17%       05/15/38             35,734
      2,497,080     Series 3726, Class KI, IO (b).......................       3.50%       04/01/25            142,719
      1,855,508     Series 3870, Class WS, IO (d).......................       6.17%       06/15/31            245,752
      1,365,805     Series 4206, Class IA, IO...........................       3.00%       03/01/33            195,826
                 Federal National Mortgage Association
        446,107     Series 2005-122, Class SN (b) (d)...................      26.84%       01/25/36            502,875
         37,749     Series 2008-50, Class AI, IO (b)....................       5.50%       06/01/23              1,369
      2,895,874     Series 2010-103, Class ID, IO (b)...................       5.00%       09/01/40            421,211
      4,515,867     Series 2010-139, Class KI, IO (b)...................       1.09%       12/01/40            231,636
        184,562     Series 2010-142, Class PS, IO (b) (d)...............       5.61%       05/25/40              8,390
        621,199     Series 2010-145, Class TI, IO (b)...................       3.50%       12/01/20             34,664
      1,316,178     Series 2010-40, Class MI, IO (b)....................       4.50%       08/01/24             33,944
      3,148,990     Series 2012-112, Class BI, IO.......................       3.00%       09/01/31            305,761
      2,519,682     Series 2012-125, Class MI, IO.......................       3.50%       11/01/42            449,997
      3,365,391     Series 2013-32, Class IG, IO........................       3.50%       04/01/33            459,886
                 Federal National Mortgage Association, STRIP
      1,960,112     Series 406, Class 6, IO.............................       4.00%       01/01/41            321,745
                 Government National Mortgage Association
        419,805     Series 2009-65, Class NJ, IO (b)....................       5.50%       07/01/39             32,516
      1,877,838     Series 2010-115, Class IQ, IO (b)...................       4.50%       11/01/38            118,303
      3,021,549     Series 2011-131, Class EI, IO (b)...................       4.50%       08/01/39            121,539
                                                                                                       ---------------
                                                                                                             3,968,747
                                                                                                       ---------------
                 PASS-THROUGH SECURITIES - 11.0%
                 Fannie Mae REMICs
        915,276     Series 2005-83, Class LZ............................       5.50%       10/01/35            997,740
                 Federal Home Loan Mortgage Corp.
      1,000,000     Gold Pool...........................................       3.00%       04/30/46          1,045,859
      1,082,670     Pool A94738 (e).....................................       4.50%       11/01/40          1,183,189
        745,021     Pool K36017 (e).....................................       5.00%       09/01/47            806,518
                 Federal National Mortgage Association
      1,453,666     Pool 831145 (e).....................................       6.00%       12/01/35          1,674,395
      1,325,437     Pool 843971 (e).....................................       6.00%       11/01/35          1,535,626
                                                                                                       ---------------
                                                                                                             7,243,327
                                                                                                       ---------------
                 TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.............................       11,212,074
                 (Cost $14,981,932)                                                                    ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                  STATED        STATED
     VALUE                             DESCRIPTION                            COUPON       MATURITY         VALUE
---------------  -------------------------------------------------------    ----------    ----------   ---------------
ASSET-BACKED SECURITIES - 1.6%

                 Green Tree Financial Corp.
$        20,508     Series 1997-2, Class A6 (b).........................       7.24%       06/15/28    $        20,487
         37,158     Series 1997-3, Class A6 (b).........................       7.32%       03/15/28             38,976
         34,161     Series 1997-7, Class A6 (b).........................       6.76%       07/15/28             34,845
                 Mid-State Capital Corp. Trust
        515,455     Series 2004-1, Class M1.............................       6.50%       08/01/37            554,263
        371,939     Series 2005-1, Class A..............................       5.75%       01/01/40            401,947
                                                                                                       ---------------
                 TOTAL ASSET-BACKED SECURITIES.......................................................        1,050,518
                 (Cost $1,077,866)                                                                     ---------------

                 TOTAL INVESTMENTS - 94.9%...........................................................       62,240,091
                 (Cost $66,769,753) (f)                                                                ---------------

   PRINCIPAL
     VALUE                                           DESCRIPTION                                            VALUE
---------------  -----------------------------------------------------------------------------------   ---------------
REVERSE REPURCHASE AGREEMENTS - (7.7%)

     (5,018,004) With JP Morgan 0.70% dated 04/01/16, to be repurchased at
                    $5,021,028 on 05/02/16...........................................................       (5,018,004)
                                                                                                       ---------------
                 TOTAL REVERSE REPURCHASE AGREEMENTS.................................................       (5,018,004)
                                                                                                       ---------------

                 NET OTHER ASSETS AND LIABILITIES - 12.8%............................................        8,387,701
                                                                                                       ---------------
                 NET ASSETS - 100.0%.................................................................  $    65,609,788
                                                                                                       ===============

-----------------------------

(a) Floating or variable rate security. The interest rate shown reflects the rate in effect at April 30, 2016.

(b) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Brookfield Investment Management Inc. ("Brookfield"), the Fund's sub-advisor.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2016, securities noted as such amounted to $12,314,583, or 18.77% of net assets.

(d) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at April 30, 2016.

(e) This security or a portion of this security is segregated as collateral for reverse repurchase agreements.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,668,870 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,198,532.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

STRIP Separate Trading of Registered Interest and Principal of Securities


                        See Notes to Financial Statements                 Page 9

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL         LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                         4/30/2016        PRICES          INPUTS           INPUTS
                                                       ------------    ------------    -------------    ------------
Mortgage-Backed Securities.........................    $ 49,977,499    $         --    $  49,977,499    $         --
U.S. Government Agency Mortgage-Backed Securities..      11,212,074              --       11,212,074              --
Asset-Backed Securities............................       1,050,518              --        1,050,518              --
                                                       ------------    ------------    -------------    ------------
Total Investments..................................    $ 62,240,091    $         --    $  62,240,091    $         --
                                                       ============    ============    =============    ============


                                                 LIABILITIES TABLE

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL         LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                         4/30/2016        PRICES          INPUTS           INPUTS
                                                       ------------    ------------    -------------    ------------
Reverse Repurchase Agreements......................    $ (5,018,004)   $         --    $  (5,018,004)   $         --
                                                       ============    ============    =============    ============

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2016.


Page 10                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $66,769,753)..........................................................................      $ 62,240,091
Cash...........................................................................................         8,499,018
Restricted cash................................................................................           788,066
Interest receivable............................................................................           256,118
Prepaid expenses...............................................................................            13,105
                                                                                                     ------------
   Total Assets................................................................................        71,796,398
                                                                                                     ------------
LIABILITIES:
Reverse Repurchase Agreements..................................................................         5,018,004
Payables:
   Investment securities purchased.............................................................         1,045,831
   Investment advisory fees....................................................................            57,700
   Audit and tax fees..........................................................................            26,997
   Printing fees...............................................................................             8,864
   Transfer agent fees.........................................................................             7,692
   Administrative fees.........................................................................             6,688
   Trustees' fees and expenses.................................................................             6,021
   Custodian fees..............................................................................             3,736
   Interest on reverse repurchase agreements...................................................             2,927
   Legal fees..................................................................................             1,379
   Financial reporting fees....................................................................               771
                                                                                                     ------------
   Total Liabilities...........................................................................         6,186,610
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 65,609,788
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 75,520,047
Par value......................................................................................            42,131
Accumulated net investment income (loss).......................................................        (1,036,475)
Accumulated net realized gain (loss) on investments............................................        (4,386,253)
Net unrealized appreciation (depreciation) on investments......................................        (4,529,662)
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 65,609,788
                                                                                                     ============
NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share)...............      $      15.57
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         4,213,115
                                                                                                     ============


                        See Notes to Financial Statements                Page 11

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Interest.......................................................................................      $    241,870
                                                                                                     ------------
   Total investment income.....................................................................           241,870
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           354,826
Audit and tax fees.............................................................................            25,949
Administrative fees............................................................................            24,799
Transfer agent fees............................................................................            19,896
Interest expense on reverse repurchase agreements..............................................            16,911
Printing fees..................................................................................            13,238
Trustees' fees and expenses....................................................................             8,806
Custodian fees.................................................................................             7,023
Financial reporting fees.......................................................................             4,625
Legal fees.....................................................................................             1,984
Other..........................................................................................            20,497
                                                                                                     ------------
   Total expenses..............................................................................           498,554
                                                                                                     ------------
NET INVESTMENT INCOME..........................................................................          (256,684)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................            84,480
   Net change in unrealized appreciation (depreciation) on investments.........................           207,137
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................           291,617
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $     34,933
                                                                                                     ============


Page 12                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE
                                                                                          SIX MONTHS        FOR THE
                                                                                            ENDED             YEAR
                                                                                          4/30/2016          ENDED
                                                                                         (UNAUDITED)       10/31/2015
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss)........................................................    $     (256,684)  $    4,296,840
Net realized gain (loss)............................................................            84,480       (1,637,322)
Net change in unrealized appreciation (depreciation)................................           207,137       (2,431,118)
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations.....................            34,933          228,400
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (2,064,426)      (1,990,325)
Return of capital...................................................................                --       (2,307,052)
                                                                                        --------------   --------------
Total distributions to shareholders.................................................        (2,064,426)      (4,297,377)
                                                                                        --------------   --------------
Total increase (decrease) in net assets.............................................        (2,029,493)      (4,068,977)
NET ASSETS:
Beginning of period.................................................................        67,639,281       71,708,258
                                                                                        --------------   --------------
End of period.......................................................................    $   65,609,788   $   67,639,281
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period...........................    $   (1,036,475)  $    1,284,635
                                                                                        ==============   ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at end of period......................................................         4,213,115        4,213,115
                                                                                        ==============   ==============


                        See Notes to Financial Statements                Page 13

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.....................    $       34,933
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments......................................................       (15,862,698)
      Sales, maturities and paydowns on investments.................................        17,128,655
      Net amortization/accretion of premiums/discounts on investments...............         1,678,210
      Net realized gain/loss on investments.........................................           (84,480)
      Net change in unrealized appreciation/depreciation on investments.............          (207,137)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...............................................             5,264
      Increase in prepaid expenses..................................................            (7,416)
      Increase in interest payable on reverse repurchase agreements.................               330
      Decrease in investment advisory fees payable..................................            (4,291)
      Decrease in audit and tax fees payable........................................           (23,203)
      Increase in legal fees payable................................................               610
      Decrease in printing fees payable.............................................            (1,316)
      Decrease in administrative fees payable.......................................           (10,687)
      Increase in custodian fees payable............................................               230
      Increase in transfer agent fees payable.......................................             4,147
      Increase in Trustees' fees and expenses payable...............................             4,619
      Decrease in other liabilities.................................................            (1,012)
                                                                                        --------------
CASH PROVIDED BY OPERATING ACTIVITIES...............................................                     $    2,654,758
                                                                                                         --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income...............        (2,064,426)
      Repurchases of reverse repurchase agreements..................................       (28,945,000)
      Reverse repurchase agreements borrowings......................................        28,654,004
                                                                                        --------------
CASH USED IN FINANCING ACTIVITIES...................................................                         (2,355,422)
                                                                                                         --------------
Increase in cash....................................................................                            299,336
Cash at beginning of period.........................................................                          8,199,682
                                                                                                         --------------
CASH AT END OF PERIOD...............................................................                     $    8,499,018
                                                                                                         ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest............................................                     $       16,581
                                                                                                         ==============


Page 14                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED                            YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2016   ---------------------------------------------------------------
                                             (UNAUDITED)       2015         2014         2013         2012        2011 (a)
                                             -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period.......    $ 16.05        $ 17.02      $ 17.63      $ 17.91      $ 18.43      $ 19.59
                                               -------        -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............      (0.06)          1.02         1.02         1.25         1.28         1.69
Net realized and unrealized gain (loss)....       0.07          (0.97)       (0.61)       (0.28)        0.17        (0.82)
                                               -------        -------      -------      -------      -------      -------
Total from investment operations...........       0.01           0.05         0.41         0.97         1.45         0.87
                                               -------        -------      -------      -------      -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................      (0.49)         (0.47)       (1.02)       (1.25)       (2.03)       (2.03)
Return of capital..........................         --          (0.55)          --           --           --           --
                                               -------        -------      -------      -------      -------      -------
Total distributions to Common
   Shareholders............................      (0.49)         (1.02)       (1.02)       (1.25)       (2.03)       (2.03)
                                               -------        -------      -------      -------      -------      -------
Premium from shares sold in Common Share
   offering................................         --             --           --           --         0.06           --
                                               -------        -------      -------      -------      -------      -------
Net asset value, end of period.............    $ 15.57        $ 16.05      $ 17.02      $ 17.63      $ 17.91      $ 18.43
                                               =======        =======      =======      =======      =======      =======
Market value, end of period................    $ 14.49        $ 14.58      $ 15.12      $ 15.79      $ 19.00      $ 18.94
                                               =======        =======      =======      =======      =======      =======
TOTAL RETURN BASED ON NET ASSET VALUE (b)..       0.36%          1.06%        3.01% (c)    6.04% (c)    8.30%        4.60%
                                               =======        =======      =======      =======      =======      =======
TOTAL RETURN BASED ON MARKET VALUE (b).....       2.82%          3.34%        2.17%      (10.47)%      11.86%        1.68%
                                               =======        =======      =======      =======      =======      =======

----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $65,610        $67,639      $71,708      $74,259      $75,439      $75,014
Ratio of total expenses to average net
   assets..................................       1.51% (d)      1.55%        1.78%        1.96%        2.47%        2.23%
Ratio of total expenses to average net
   assets excluding interest expense.......       1.46% (d)      1.51%        1.72%        1.83%        2.20%        2.14%
Ratio of net investment income (loss) to
   average net assets......................      (0.78)% (d)     6.18%        5.84%        7.01%        7.28%        8.74%
Portfolio turnover rate....................         23%            46%          54%         109%          52%          47%
----------------------------------------------------

(a) Effective April 29, 2011, the Fund's Board of Trustees approved Brookfield Investment Management Inc. ("Brookfield") as the investment sub-advisor to the Fund, replacing Fixed Income Discount Advisory Company. The Fund's shareholders approved the investment sub-advisory agreement with Brookfield on July 25, 2011.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) The Fund received reimbursements from Brookfield in the amount of $1,180 and $5,310 for the years ended October 31, 2014 and 2013, respectively. The reimbursements from Brookfield represent less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.


                        See Notes to Financial Statements                Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing primarily in mortgage-backed securities that, in the opinion of Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors. Please see Note 6 - Subsequent Events relating to the portfolio management team of the Fund.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2016 (UNAUDITED)

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the fundamental business data relating to the issuer;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of security;

            4)    the financial statements of the issuer;

            5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

           11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

           12)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2016 (UNAUDITED)


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2016, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back by the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Restricted cash in the amount of $788,066, as shown on the Statement of Assets and Liabilities, is pledged as collateral for reverse repurchase agreements outstanding as of April 30, 2016. The securities pledged as collateral for reverse repurchase agreements are U.S. Government Agency Mortgage-Backed Securities and are footnoted in the Portfolio of Investments. If the value of the securities pledged as collateral decreases, the Fund would be required to pledge additional securities to meet the collateral requirements of the agreement. In the event that the counterparty fails to return the securities pledged as collateral in a timely manner, or at all, the Fund risks not being able to sell the securities at a desired time.

Information for the six months ended April 30, 2016:

      Maximum amount outstanding during the period................... $5,309,000
      Average amount outstanding during the period*.................. $5,101,918
      Average Common Shares outstanding during the period............  4,213,115
      Average debt per Common Share outstanding during the period....      $1.21

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended April 30, 2016.

During the six months ended April 30, 2016, the interest rates ranged from 0.42% to 0.73%, with a weighted average interest rate of 0.66%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $16,911.

D. INVERSE FLOATING-RATE SECURITIES

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.

E. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security ("IO Security") and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2016 (UNAUDITED)


F. INTEREST-ONLY SECURITIES

An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2015, was as follows:

Distributions paid from:
Ordinary income.................................      $    1,990,325
Capital gain....................................                  --
Return of capital...............................           2,307,052

As of October 31, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................    $           --
Undistributed capital gains.......................                --
                                                      --------------
Total undistributed earnings......................                --
Accumulated capital and other losses..............        (4,470,733)
Net unrealized appreciation (depreciation)........        (3,452,164)
                                                      --------------
Total accumulated earnings (losses)...............        (7,922,897)
Other.............................................                --
Paid-in capital...................................        75,562,178
                                                      --------------
Net assets........................................    $   67,639,281
                                                      ==============

H. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2015, the Fund had pre-enactment net capital losses for federal income tax purposes of $3,349,872. At October 31, 2015, the Fund had post-enactment net capital losses for federal income tax purposes of $1,120,861 to be carried forward indefinitely. The pre-enactment net capital losses for federal income tax purposes will expire as follows:

                EXPIRATION DATE             AMOUNT
                October 31, 2017       $ 1,927,985
                October 31, 2018       $ 1,421,887

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2016 (UNAUDITED)


During the taxable year ended October 31, 2015, the Fund did not utilize any pre-enactment capital loss carryforwards.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of April 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES

The Fund will pay all expenses directly related to its operations.

J. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. The Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting or similar agreement counterparty is subject. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At April 30, 2016, reverse repurchase agreement assets and liabilities (by type) on a gross basis are as follows:

                                                                                                  Gross Amounts
                                                                                                not Offset in the
                                                                                                   Statement of
                                                                     Net Amounts of           Assets and Liabilities
                                Gross          Gross Amounts      Liabilities Presented    ----------------------------
                             Amounts of        Offset in the        in the Statement                          Cash
                             Recognized     Statement of Assets       of Assets and         Financial     Segregated as       Net
                             Liabilities      and Liabilities          Liabilities         Instruments      Collateral       Amount
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase
   Agreements               $ (5,018,004)         $     --           $ (5,018,004)         $ 5,018,004       $     --       $     --

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee. Please see Note 6 - Subsequent Events relating to the portfolio management team of the Fund.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2016 (UNAUDITED)

York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2016, were $9,360,039 and $5,490,528, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2016, were $9,684,862 and $7,443,793, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

The Fund announced on May 17, 2016 that it has been informed that Schroder Investment Management North America Inc. ("Schroders") had reached an agreement with the Sub-Advisor to acquire the Brookfield portfolio management team responsible for portfolio management of the Fund ("Acquisition"). The consummation of the Acquisition would be considered an "assignment" (as defined in the Investment Company Act of 1940, as amended) of the investment sub-advisory agreement among the Fund, Brookfield and First Trust, which would result in its automatic termination. According to Schroders, the Acquisition of the Fund's portfolio management team is expected to be completed in the third quarter of 2016. First Trust is currently evaluating the impact of the Acquisition on the Fund. The Acquisition will not have any effect on the investment management agreement between the Fund and First Trust. First Trust has served as the Fund's investment manager since the Fund's inception and will continue to serve in such capacity following the Acquisition.

On May 19, 2016, the Fund declared a distribution of $0.075 per share to Common Shareholders of record on June 3, 2016, payable June 15, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2016 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2016 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

               SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Mortgage Income Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 3,339,139, the number of votes against was 352,697 and the number of broker non-votes was 521,279. The number of votes cast in favor of Mr. Nielson was 3,332,225, the number of votes against was 359,611 and the number of broker non-votes was 521,279. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, IO securities and PO securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2016 (UNAUDITED)

MORTGAGE AND ASSET-BACKED SECURITIES RISK: The value of mortgage and asset backed securities can fall if the owners of the underlying mortgages or other obligations pay off their mortgages or other obligations sooner than expected, which could happen when interest rates fall or for other reasons. Mortgage and asset backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, which would, in effect, convert a short or medium duration mortgage or asset backed security into a longer duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Mortgage and asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or entities providing for any credit enhancement.

A mortgage backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage backed security defaults, the value of that security may decrease.

Mortgage backed securities issued by a private issuer, such as commercial mortgage backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government sponsored entity.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Sub-Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Mortgage Income Fund
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President
                                        and Chief Executive Officer
                                        (principal executive officer)

Date: June 20, 2016
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President
                                        and Chief Executive Officer
                                        (principal executive officer)

Date: June 20, 2016
     --------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer
                                        and Chief Accounting Officer
                                        (principal financial officer)

Date: June 20, 2016
     --------------------

* Print the name and title of each signing officer under his or her signature.